Capital management (Tables)	12 Months Ended
Mar. 31, 2022
Summary of debt ratio information

	March 31,
	2021	2022
Borrowings (Note 32)	131,055	358,580
Less :cash and cash equivalents (Note 28)	(1,711,589)	(800,282)
Net debt	(1,580,534)	(441,702)

Share warrants (Note 36)	32,391	-
Equity	1,157,828	890,258
Total Equity	1,190,219	890,258

Gearing ratio (Net debt / total equity + net debt)	404.94%	-98.47%